UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2014

STOCK BUILDING SUPPLY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36050	26-4687975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Arco Corporate Drive, Suite 400

Raleigh, North Carolina 27617

(Address of principal executive offices) (Zip Code)

(919) 431-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following are the final voting results on each matter submitted to the stockholders of Stock Building Supply Holdings, Inc. (the “Company”) at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 21, 2014. The proposals below are described in detail in the Company’s definitive proxy statement. The number of shares of common stock entitled to vote at the Annual Meeting was 26,112,007, representing the number of the Company’s shares outstanding as of the record date, or April 4, 2014.

a.	The following directors were elected as Class I directors for terms expiring at the Company’s Annual Meeting in 2017:

	Voted “For”	Voted “Withhold”	Broker Non-Votes
David L. Keltner	21,961,154	533,891	1,860,937
Robert E. Mellor	22,038,307	456,738	1,860,937
Jeffrey G. Rea	19,089,679	3,405,366	1,860,937

b.	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified:

Shares Voted for Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
24,259,188	5,600	91,194	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOCK BUILDING SUPPLY HOLDINGS, INC.

By	/s/ Bryan J. Yeazel
Bryan J. Yeazel
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Date: May 22, 2014